Exhibit 10.41
                                                                   -------------

               UNANIMOUS CONSENT TO ACTION OF THE HUMAN RESOURCES
                        AND COMPENSATION COMMITTEE OF THE
                              BOARD OF DIRECTORS OF
                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
                        TAKEN IN LIEU OF SPECIAL MEETING
                           EFFECTIVE DECEMBER 2, 2004

     The undersigned, being all of the members of the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the "Company"), do hereby waive notice of the holding of a formal meeting, and do hereby make the following determinations and take, and consent to, the following actions on behalf of the Company:

     WHEREAS, the Company currently maintains an ERISA-qualified plan know as the Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan (the "Plan"); and

     WHEREAS, the Company desires to (i) amend Section 1.11(g) of the Plan's adoption agreement to modify the definition of employee for specific contribution purposes, and (ii) liberalize the eligibility conditions for the salary deferral feature of the Plan in Section 2.01.

     RESOLVED,  that the  Company  adopt the  amendment  to Section  1.11(g) and
Section 2.01 of the Plan with said amendments to be effective for the Plan year beginning January 1, 2005.

     RESOLVED FURTHER, to effect this amendment, the Company will sign a new execution page to validate the amendment and the Company shall substitute the amended pages 1, 3, 4 and 16 (attached hereto as Exhibit A) of the Plan's adoption agreement currently in circulation.

     ADOPTED the 2nd day of December, 2004.

                                        ________________________________________
                                        Edward C. Lumley

                                        ________________________________________
                                        Molly Shi Boren

                                        ________________________________________
                                        John C. Pope

                                    EXHIBIT A

                                Substitute Pages

                             ADOPTION AGREEMENT #005
                   NONSTANDARDIZED 401(k) PROFIT SHARING PLAN


     The undersigned, Dollar Thrifty Automotive Group, Inc. ("Employer"), by executing this Adoption Agreement, elects to establish a retirement plan and trust ("Plan") under the Bank of Oklahoma, N.A. (basic plan document # 01 ). The Employer, subject to the Employer's Adoption Agreement elections, adopts fully the Prototype Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached appendices or addenda, constitute the Employer's entire plan and trust document. All section references within this Adoption
Agreement are Adoption Agreement section references unless the Adoption Agreement or the context indicate otherwise. All article references are basic plan document and Adoption Agreement references as applicable. Numbers in parenthesis which follow headings are references to basic plan document sections. The Employer makes the following elections granted under the corresponding provisions of the basic plan document.

                                    ARTICLE I
                                   DEFINITIONS

1. PLAN (1.21). The name of the Plan as adopted by the Employer is Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan .

2. TRUSTEE (1.33). The Trustee executing this Adoption Agreement is: (Choose one of (a), (b) or (c))

[ ]       (a) A discretionary Trustee. See Plan Section 10.03[A].

[X]       (b) A nondiscretionary Trustee. See Plan Section 10.03[B].

[ ]       (c) A Trustee under  a separate  trust  agreement.  See  Plan  Section
          10.03[G].

3. EMPLOYEE (1.11). The following Employees are not eligible to participate in the Plan: (Choose (a) or one or more of (b) through (g) as applicable)

[ ]       (a)  No exclusions.

[X]       (b)  Collective bargaining Employees.

[X]       (c)  Nonresident aliens.

[X]       (d)  Leased Employees.

[X]       (e)  Reclassified Employees.

[X] (f) Classifications: An Employee employed pursuant to a written agreement which provides the Employee is not eligible to participate in the Plan .

[ ]       (g)  Exclusions   by   types   of    contributions.    The   following
               classification(s) of Employees are not eligible for the specified contributions:

                    Employee classification:__________________________________.

                    Contribution type:________________________________________.

4. COMPENSATION (1.07). The Employer makes the following election(s) regarding the definition of Compensation for purposes of the contribution allocation formula under Article III: (Choose one of (a), (b) or (c))

[X]       (a)  W-2 wages increased by Elective Contributions.

[ ]       (b)  Code  ss.3401(a)  federal income tax withholding  wages increased by Elective Contributions.

[ ]       (c)  415 compensation.

[ ] (d) Elapsed Time Method. In lieu of crediting Hours of Service, the Elapsed Time Method applies for purposes of crediting Service for:
          (Choose one or more of (1), (2) or (3) as applicable)

     [ ]       (1)  Eligibility under Article II.

     [ ]       (2)  Vesting under Article V.

     [ ]       (3)  Contribution allocations under Article III.

8. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service the Plan must credit by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with the following predecessor employer(s):
Thrifty Rent-A-Car System, Inc.; Snappy Car Rental, Inc.; Dollar Rent A Car Systems, Inc.; Dollar Systems, Inc.; Dollar Operations, Inc.; SCAMP Auto Rental I, Inc.; and Chyrsler Corporation .

[Note: If the Plan does not credit any additional predecessor service under this
Section 1.30, insert "N/A" in the blank line. The Employer also may elect to credit predecessor service with specified Participating Employers only. See the Participation Agreement.] Service with the designated predecessor employer(s) applies: (Choose one or more of (a) through (d) as applicable)

[X]       (a)  Eligibility.  For eligibility  under Article II. See Plan Section
          1.30 for time of Plan entry.

[X]       (b)  Vesting. For vesting under Article V.

[ ]       (c)  Contribution  allocation.   For  contribution  allocations  under
          Article III.

[X] (d) Exceptions. Except for the following Service: For SCAMP Auto Rental I, Inc., only service while a wholly owned subsidiary of Chyrsler Corporation .


                                   ARTICLE II
                            ELIGIBILITY REQUIREMENTS

9.  ELIGIBILITY (2.01).

Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose one or more of (a) through (e) as applicable) [Note: If the Employer does not elect (c), the Employer's elections under (a) and (b) apply to all types of contributions. The Employer as to deferral contributions may not elect (b)(2) and may not elect more than 12 months in (b)(4) and (b)(5).]

[X]       (a)  Age. Attainment of age 21 (not to exceed age 21).

[X]       (b)  Service. Service requirement. (Choose one of (1) through (5))

     [X]       (1) One Year of Service.

     [ ] (2) Two Years of Service, without an intervening Break in Service. See Plan Section 2.03(A).

     [ ]       (3) One  Hour  of  Service   (immediate  completion   of  Service
               requirement). The Employee satisfies the Service requirement on his/her Employment Commencement Date.

     [ ]       (4) ______ months (not exceeding 24).

     [ ] (5) An Employee must complete _______ Hours of Service within the _______ time period following the Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]

[X] (c) Alternative 401(k)/401(m) eligibility conditions. In lieu of the elections in (a) and (b), the Employer elects the following eligibility conditions for the following types of contributions:
          (Choose (1) or (2) or both if the Employer wishes to impose less restrictive eligibility conditions for deferral/Employee contributions or for matching contributions)

               (1)   [ ]  Deferral/Employee contributions:  (Choose  one  of  a.
                          through d. Choose e. if applicable)

               a.    [ ]  One Year of Service
               b.    [X]  One Hour of Service  (immediate completion  of Service requirement)
               c.    [ ]  _______ months (not exceeding 12)

               d.    [ ]   An Employee  must complete _______ Hours  of  Service
                           within the ______ time period following an Employee's
                           Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement.
                           [Note: The number of hours may not exceed 1,000 and the time period may not exceed 12 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]

               e.    [X]   Age 21 (not exceeding age 21)

               (2)   [X]   Matching  contributions: (Choose one of f. through i.
                           Choose j. if applicable)

               f.    [X]   One Year of Service
               g.    [ ]   One Hour of Service (immediate  completion of Service
                           requirement)
               h.    [ ]   ______ months (not exceeding 24)
               i.    [ ]   An Employee  must  complete ______ Hours  of  Service
                           within the _____ time period  following an Employee's
                           Employment Commencement Date. If an Employee does not
                           complete  the stated  Hours  of  Service  during  the
                           specified  time  period  (if any),  the  Employee  is
                           subject  to the  One  Year  of  Service  requirement.
                           [Note: The number of hours  may not exceed  1,000 and
                           the time  period  may  not  exceed 24 months.  If the
                           Plan does not require  the Employee  to  satisfy  the
                           Hours of  Service requirement within a specified time
                           period, insert "N/A" in the second blank line.]
               j.    [X]   Age 21 (not exceeding age 21)

[ ]       (d)  Service  requirements:  ________ .
          [Note: Any Service requirement the Employer elects in (d) must be available under other Adoption Agreement elections or a combination thereof.]

[ ] (e) Dual eligibility. The eligibility conditions of this Section 2.01 apply solely to an Employee employed by the Employer after ______. If the Employee was employed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee's Employment Commencement Date; or (iv) on the date the Employee attains age ______ (not exceeding age 21).

Plan Entry Date.  "Plan Entry Date" means the Effective Date and: (Choose one of
(f) through (j). Choose (k) if applicable) [Note: If the Employer does not elect
(k), the elections under (f) through (j) apply to all types of contributions. The Employer must elect at least one Entry Date per Plan Year.]

[ ] (f) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[ ]       (g)  The first day of the Plan Year.

[ ]       (h)  Employment Commencement Date (immediate eligibility).

[ ]       (i)  The first day of each: _________ (e.g., "Plan Year quarter").

[X]       (j)  The following Plan Entry Dates: anniversary of date of hire.

[X]       (k)  Alternative   401(k)/401(m)   Plan   Entry   Date(s).    For  the
          alternative 401(k)/401(m) eligibility conditions under (c), Plan Entry Date means: (Choose (1) or (2) or both as applicable)


          (1)  [X]  Deferral/Employee contributions     (2)  [X]   Matching contributions
                     (Choose one of a. through d.)                  (Choose one of e. through h.)

                a.  [ ] Semi-annual Entry Dates              e.  [ ] Semi-annual Entry Dates
                b.  [ ] The first day of the Plan Year       f.  [ ] The first day of the Plan Year
                c.  [X] Employment Commencement Date         g.  [ ] Employment Commencement Date
                        (immediate eligibility)                      (immediate eligibility)
                d.  [ ] The first day of each: ______        h.  [X] The first day of each:
                                                                      anniversary of hire date


Time of participation. An Employee will become a Participant, unless excluded under Section 1.11, on the Plan Entry Date (if employed on that date): (Choose one of (l), (m) or (n). Choose (o) if applicable): [Note: If the Employer does not elect (o), the election under (l), (m) or (n) applies to all types of contributions.]

[X]    (l)  Immediately following or coincident with

[ ]    (m)  Immediately preceding or coincident with

[ ]    (n)  Nearest

                                 Execution Page

     The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on:____________________.

                                         Name  of  Employer:  Dollar  Thrifty
                                         Automotive Group, Inc.
                                         _______________________________________

                                         Employer's EIN:   73-1356520
                                                   _____________________________

                                         Signed:________________________________

                                                   _____________________________
                                                                    [Name/Title]

                                         Name(s) of Trustee:
                                                      Bank of Oklahoma, N.A.
                                                   _____________________________

                                                   _____________________________

                                                   _____________________________

                                                   _____________________________

                                         Trust EIN (Optional):
                                                   _____________________________

                                         Signed:________________________________

                                                   _____________________________
                                                                    [Name/Title]

                                         Signed:________________________________

                                                   _____________________________
                                                                    [Name/Title]

                                         Signed:________________________________

                                                   _____________________________
                                                                    [Name/Title]

                                         Signed:________________________________

                                                   _____________________________
                                                                    [Name/Title]
                                         Signed:________________________________

                                                   _____________________________
                                                                    [Name/Title]

                                         Name of Custodian (Optional):
                                                      N/A
                                                   _____________________________

                                         Signed:________________________________

                                                   _____________________________
                                                                    [Name/Title]


31. Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002 .

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.

Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s) 1.11(g), 2.01(c) and 2.01(k) effective January 1, 2005, by substitute Adoption Agreement page number(s) 1, 3, 4 and 16 .

Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor's intended meaning of any Plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number: P.O. Box 880, Tulsa, OK 74101-0880, 918-588-6573 or 800-285-9559 .